Exhibit 10.2

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TOWARD DISTRIBUTION OR RESALE AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR APPLICABLE STATE LAW.

                                  ELCOTEL, INC.

                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK

Warrant No. W-1                                           No. of Shares - 53,827

      This certifies that, for valued received, id8 Group Holdings, Inc. ("Holder"), or its registered assigns, is entitled, subject to the terms and conditions hereinafter set forth, at or prior to 5:00 p.m., Sarasota, Florida time, on May 1, 2002, but not thereafter, to purchase 53,827 shares of Common Stock ("Common Stock"), par value $.01 per share, of Elcotel, Inc., a Delaware corporation (hereinafter called the "Company"). The purchase price payable upon the exercise of this Warrant (the "Warrant Price") shall be $2.40625 per share.

      Upon delivery of this Warrant with the subscription notice duly executed, together with payment of the Warrant Price, by certified or cashier's check payable to the Company, for the shares of Common Stock thereby purchased, at the principal office of the Company, 6428 Parkland Drive, Sarasota, Florida 34243, or at such other address as the Company may designate by notice in writing to the Holder, the Holder of this Warrant shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. All shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect thereto.

      This Warrant is subject to the following terms and conditions:

      1. Exercise of Warrant. Except as otherwise provided in this paragraph 1, this Warrant may be exercised in whole at any time, or in part from time to time, at or prior to 5:00 p.m., Sarasota, Florida time, on May 1, 2002, but not thereafter, as to all or any part of the number of whole shares of Common Stock then subject hereto so long as for any partial exercise the number of shares of Common Stock purchased is at least 100 shares. In case of any partial exercise of this Warrant, the Company shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder or appropriate notation may be made on this Warrant which shall then be returned to the Holder.

      2. Adjustment of Warrant Price and Number of Shares Purchasable Hereunder. The Warrant Price and the number of shares purchasable hereunder shall be subject to adjustment from time to time in accordance with the following provisions:


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

      (a) In the event of any payment of any cash dividend or distribution of property by the Company otherwise than out of earned surplus, either tangible or intangible (other than distributions of the Common Stock), to the holders of the Common Stock, the Warrant Price for the shares of Common Stock then subject to this Warrant shall be reduced by the per share amount of such dividend or distribution unless and until the Warrant Price is equal to the then par value of the Common Stock. If and when the Warrant Price is equal to the then par value of the Common Stock, the registered holder of this Warrant shall be entitled to receive, concurrently with the holders of the Common Stock then outstanding, the per share amount of any such dividend or distribution with respect to the number of shares of Common Stock then purchasable upon exercise of this Warrant in the same manner and to the same extent as if the registered holder of this Warrant were then the registered owner of the shares of Common Stock then subject hereto. For purposes of this subparagraph (a), the per share amount of any distribution of property shall be the fair market value thereof as determined by the Board of Directors in good faith in the resolutions authorizing any such distribution.

      (b) In case the Company shall at any time subdivide the outstanding shares of its Common Stock, the Warrant Price in effect immediately prior to such subdivision shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of its Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, effective from and after the record date of such subdivision or combination, as the case may be.

      Upon any adjustment in the Warrant Price per share pursuant to this subparagraph (b), the Holder of this Warrant shall thereafter be entitled to purchase, at the adjusted Warrant Price, the number of shares of Common Stock, calculated to the nearest full share obtained by (X) multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment by the Warrant Price in effect immediately prior to such adjustment, and (Y) by dividing the product thereof by the Warrant Price resulting from such adjustment. No such adjustment in the number of shares that may be purchased upon exercise of this Warrant shall be required in the event of an adjustment in the Warrant Price per share pursuant to subparagraph (a).

      (c) In the event of the issuance of additional shares of Common Stock of the Company as a dividend on the Common Stock, from and after the day that is the record date for the determination of stockholders entitled to such dividend the Holder of this Warrant shall (until another adjustment) be entitled to purchase the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to said record date by the percentage which the number of additional shares constituting any such dividend is of the total number of shares of Common Stock outstanding immediately prior to said record date plus the number of shares of Common Stock issuable upon conversion of the outstanding convertible securities or upon exercise of any outstanding warrants, options or rights (including those with respect to convertible securities) and adding the result so obtained to the number of shares of Common Stock purchasable hereunder immediately prior to said record date.

      Upon each adjustment pursuant to this subparagraph (c), the Warrant Price in effect immediately prior to such adjustment shall be reduced to an amount determined by dividing (X) the product obtained by multiplying such Warrant Price by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment by (Y) the number of shares of Common Stock purchasable hereunder immediately following such adjustment.

      3. Reorganization, Reclassification, Consolidation or Merger. If at any time while this Warrant is outstanding there shall be any reorganization or reclassification of the Common Stock of the Company (other than a subdivision or combination of shares provided for in paragraph 2 above), any consolidation or merger of the Company with another corporation or any sale of all or substantially all of its assets to another corporation effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or property with respect to or in exchange for Common Stock, the Holder of this Warrant shall thereafter be entitled to receive, during the term hereof and upon payment of the Warrant Price, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such consolidation, merger or sale of assets, as the case may be, to which a holder of the Common Stock of the Company, deliverable upon the exercise of this Warrant, would have been entitled upon such reorganization, reclassification, consolidation, merger or sale of assets if this Warrant had been exercised immediately prior to such reorganization, reclassification, consolidation, merger or sale of assets; and in any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the Holder of this Warrant to the end that the provisions set forth herein (including the adjustment of the Warrant Price and the number of shares issuable upon the exercise of this Warrant) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the exercise hereof.

      4. Notice of Adjustments. Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within thirty days after a Holder's request, shall give written notice thereof to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, which notice shall state the Warrant Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

      5. Charges, Taxes and Expenses. The issuance of certificates for shares of Common Stock upon any exercise of this Warrant shall be made without charge to the Holder hereof for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of, or in such name or names as may be directed by, the Holder of this Warrant; provided, however, that in the event that certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by an instrument of transfer in form satisfactory to the Company, duly executed by the Holder hereof in person or by an attorney duly authorized in writing and the Holder shall pay all stock transfer taxes payable upon issuance of such stock certificate.


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

      6. Certain Obligations of the Company. The Company agrees that it will not establish or increase the par value of the shares of any Common Stock which are at the time issuable upon exercise of this Warrant above the then prevailing Warrant Price hereunder and that, before taking any action which would cause an adjustment reducing the Warrant Price hereunder below the then par value, if any, of the shares of any Common Stock issuable upon exercise hereof, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at the Warrant Price as so adjusted.

      7. Restrictions on Exercise and Transfer. Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant shall not be exercisable or transferable and the related shares of Common Stock shall not be transferable except upon the conditions specified in this paragraph 7, which conditions are intended, among other things, to insure compliance with the provisions of the Act in respect of the exercise or transfer of the Warrant or transfer of the related shares of Common Stock. The Holder represents and warrants that the language contained in the legend on the first page hereof is true and correct. The Holder of this Warrant, by acceptance hereof, agrees that it will not (a) exercise this Warrant except in compliance with the applicable securities laws or (b) transfer this Warrant or the related shares of Common Stock except (i) pursuant to an effective registration statement covering such securities under the Act and any applicable state securities laws, (ii) in a transaction permitted by Rule 144 promulgated under the Act and as to which the Company has received reasonably satisfactory evidence of compliance with the provisions of Rule 144, or (iii) upon receipt of a legal opinion rendered by counsel reasonably satisfactory to the Company to the effect that the transaction does not require registration under the Act and any applicable state securities laws.

      8. Miscellaneous. (a) The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of shares of Common Stock to permit the exercise hereof in full.

            (b) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Holder or Holders hereof.

            (c) No Holder of this Warrant, as such, shall be entitled to vote, receive dividends (except as provided in paragraph 2(a) hereof), receive notice in respect of meetings of stockholders or any other matter whatsoever as a stockholder of the Company or be deemed to be a stockholder of the Company for any purpose.

            (d) This Warrant may be divided into separate Warrants covering at least one hundred shares of the Common Stock for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the Holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the Holder stated herein.


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

            (e) Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the Holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, with the attached assignment properly endorsed, to the Company. The Company may deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

            (f) Notwithstanding any provision herein to the contrary, the Holder hereof may not exercise, sell, transfer or otherwise assign this Warrant unless the Company is provided with an opinion of counsel satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer or assignment does not violate the Securities Act of 1933 or applicable state securities laws.

            (g) This Warrant contains the entire agreement between the Holder hereof and the Company with respect to the purchase of shares of Common Stock of the Company and supersedes all prior arrangements or understandings with respect thereto.

            (h) This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

            (i) Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the Holder of this Warrant and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with any term or condition of this Warrant.

            (j) Any notice or other document required or permitted to be given or delivered to the Holder of this Warrant shall be delivered personally, or sent by certified or registered mail, to each such Holder at the last address shown on the books of the Company for the registration of, and the registration of transfer of, the Warrant or at any more recent address of which the Holder of this Warrant shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, shall be delivered at, or sent by certified or registered mail to, the office of the Company at 6428 Parkland Drive, Sarasota, Florida 34243, Attention: Chief Executive Officer, or such other address within the United States of America as shall have been furnished by the Company to the Holder of the Warrant.

      IN WITNESS WHEREOF, the Company and the Holder have caused this Warrant to be signed by their duly authorized officers.

Dated: May 1, 2000

                                 ELCOTEL, INC.

                                 By:  /s/ Michael J. Boyle
                                      ------------------------------------------
                                      Michael J. Boyle, Chief Executive Officer

                                 ID8 GROUP HOLDINGS, INC.

                                 By:  /s/ Blake Krikorian
                                      ------------------------------------------
                                      Blake Krikorian, Chief Executive Officer

                               SUBSCRIPTION NOTICE

Elcotel, Inc.

      The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder, ________ shares of the Common Stock covered by said Warrant and herewith makes payment in full therefor of $_______ by certified or cashier's check payable to the order of the Company, and requests (a) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ______________ whose address is _________________________________ and (b) if such shares shall not include all of the shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned or that appropriate notation be made on the Warrant which shall be returned to the undersigned.

                                                 _______________________________
                                                 Signature Guaranteed:

Dated:

                                   ASSIGNMENT

                   (To be Executed by the Registered Holder to effect a transfer of the foregoing Warrant)

      FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto ______________________________________________ the foregoing
Warrant and the rights represented thereby to purchase shares of Common Stock of the Company in accordance with the terms and conditions thereof, and does hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

                                                   Holder:

                                                   _____________________________

                                                   _____________________________
                                                             Address

Dated:   _____________________, 20__

In the presence of:

____________________________________


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